UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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INFORMATICA CORPORATION
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The following is a letter to Informatica Corporation (“Informatica”) partners from Charles Race, Executive Vice President, Worldwide Field Operations:

Dear Valued Informatica Partner,

Today, Informatica announced that the Company’s Board of Directors unanimously approved a definitive agreement to be acquired by a company controlled by the Permira funds and Canada Pension Plan Investment Board (CPPIB). We are very excited about this transaction and believe that Permira and CPPIB are ideal allies and partners in Informatica’s journey.

We are very pleased to have found partners in Permira and CPPIB.  Permira is a growth-focused international private equity firm that specializes in five key sectors: Consumer, Financial Services, Healthcare, Industrials, and Technology, Media, and Telecommunications (TMT). CPPIB is a professional investment management organization that invests in public equities, private equities, real estate, infrastructure and fixed income instruments.

With today’s announcement, Informatica is strongly positioned for an even brighter future. On completion of the transaction, we will have new world-class partners with unparalleled global experience.

At Informatica, we have always been passionate about the service and solutions we offer to our customers. We owe a large part of our success to a rich ecosystem of more than 400 partners who understand the needs of our business and are invested in our success. As a company with some of the highest customer retention rates in the industry, our priority is to deliver the award-winning service, support, and product offerings that our customers have come to expect from us. It is business as usual at Informatica, and I encourage you to reach out to your regular contact with any questions or concerns.

Importantly, our vision, strategy, and plans remain unchanged. Our vision is to power the data-ready enterprise.

Our three-pronged growth strategy is: 1) to expand across all major geographic regions, 2) to grow across all customer data initiatives, and 3) to advance technology leadership in all things data.

Our go-to-market plans remain the same with five compelling solutions: total customer relationship, next generation analytics, cloud modernization, application consolidation, and data governance.

Finally, our innovation roadmap still consists of our four billion-dollar opportunities: MDM, Big Data, Cloud Integration, and Data Security.

We expect the transaction to be completed in either the second or third quarter 2015, subject to shareholder approval and customary regulatory approvals. In the meantime, we are focused on effecting a seamless transition.

Our commitment to delivering on our vision, strategy and roadmap, remains unchanged.

All of us at Informatica value your partnership and thank you for your continued support. We will update you as appropriate. As always, if you have any questions please reach out to your regular contact.

We look forward to seeing you at Informatica World 2015, May 11-15, 2015 in Las Vegas - http://www.informaticaworld.com/iw15/

Sincerely,

Charles Race

Executive Vice President, Worldwide Field Operations

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this letter, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Informatica may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval or the failure to satisfy the closing conditions. Factors that may affect the business or financial results of Informatica are described in the risk factors included in Informatica’s filings with the Securities and Exchange Commission (the “SEC”), including Informatica’s 2014 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. Informatica expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information and Where to Find It

In connection with the proposed transaction, Informatica will file with the SEC and furnish to Informatica’s stockholders a proxy statement. Stockholders are urged to read the proxy statement when it becomes available because it will contain important information about the proposed transaction. Investors and security holders may obtain a free copy of documents filed by Informatica with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of Informatica’s filings with the SEC from Informatica’s website at http://investor.informatica.com/financial-info/sec-filings/default.aspx or by directing a request to: Informatica Corporation, 2100 Seaport Blvd, Redwood City, CA, 94063, Attn: Investor Relations, (650) 385-5261.

Informatica and certain of its directors, executive officers and affiliates may be deemed to be participants in the solicitation of proxies from stockholders of Informatica in favor of the proposed merger. Information about the directors and executive officers of Informatica is set forth in the proxy statement for Informatica’s 2014 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2014. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement Informatica will file with the SEC.

The following is a letter to Informatica’s customers from Charles Race, Executive Vice President, Worldwide Field Operations:

Dear Valued Informatica Customer,

Today, Informatica announced that the Company’s Board of Directors unanimously approved a definitive agreement to be acquired by a company controlled by the Permira funds and Canada Pension Plan Investment Board (CPPIB). We are very excited about this transaction and believe that Permira and CPPIB are ideal allies and partners in Informatica’s journey.

We are very pleased to have found partners in Permira and CPPIB.  Permira is a growth-focused international private equity firm that specializes in five key sectors: Consumer, Financial Services, Healthcare, Industrials, and Technology, Media, and Telecommunications (TMT). CPPIB is a professional investment management organization that invests in public equities, private equities, real estate, infrastructure and fixed income instruments.

With today’s announcement, Informatica is strongly positioned for an even brighter future. On completion of the transaction, we will have new world-class partners with unparalleled global experience.

At Informatica, we have always been passionate about the service and solutions we offer to our customers and we take great pride in playing a role in your success. As a company with some of the highest customer retention rates in the industry, our priority is to continue to deliver the award-winning service, support, and product offerings that you have come to expect from us. It is business as usual at Informatica, and I encourage you to reach out to your regular contact with any questions or concerns.

Importantly, our vision, strategy, and plans remain unchanged. Our vision is to power the data-ready enterprise.

Our three-pronged growth strategy is: 1) to expand across all major geographic regions, 2) to grow across all customer data initiatives, and 3) to advance technology leadership in all things data.

Our go-to-market plans remain the same with five compelling solutions: total customer relationship, next generation analytics, cloud modernization, application consolidation, and data governance.

Finally, our innovation roadmap still consists of our four billion-dollar opportunities: MDM, Big Data, Cloud Integration, and Data Security.

We expect the transaction to be completed in either the second or third quarter 2015, subject to shareholder approval and customary regulatory approvals. In the meantime, we are focused on effecting a seamless transition.

Our commitment to delivering on our vision, strategy and roadmap, remains unchanged.

All of us at Informatica value your business and thank you for your continued support. We will update you as appropriate. As always, if you have any questions please reach out to your regular contact.

We look forward to seeing you at Informatica World 2015, May 11-15, 2015 in Las Vegas - http://www.informaticaworld.com/iw15/

Sincerely,

Charles Race

Executive Vice President, Worldwide Field Operations

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this letter, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Informatica may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval or the failure to satisfy the closing conditions. Factors that may affect the business or financial results of Informatica are described in the risk factors included in Informatica’s filings with the Securities and Exchange Commission (the “SEC”), including Informatica’s 2014 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. Informatica expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information and Where to Find It

In connection with the proposed transaction, Informatica will file with the SEC and furnish to Informatica’s stockholders a proxy statement. Stockholders are urged to read the proxy statement when it becomes available because it will contain important information about the proposed transaction. Investors and security holders may obtain a free copy of documents filed by Informatica with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of Informatica’s filings with the SEC from Informatica’s website at http://investor.informatica.com/financial-info/sec-filings/default.aspx or by directing a request to: Informatica Corporation, 2100 Seaport Blvd, Redwood City, CA, 94063, Attn: Investor Relations, (650) 385-5261.

Informatica and certain of its directors, executive officers and affiliates may be deemed to be participants in the solicitation of proxies from stockholders of Informatica in favor of the proposed merger. Information about the directors and executive officers of Informatica is set forth in the proxy statement for Informatica’s 2014 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2014. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement Informatica will file with the SEC.

The following is a list of frequently asked questions for Informatica employees:

Transaction FAQ for Employees

What was announced?

•                  Informatica announced yesterday that it has entered into a definitive agreement to be acquired by a company controlled by the Permira funds and Canada Pension Plan Investment Board (“CPPIB”) for approximately $5.3 billion or $48.75 per common share.

•                  Through this transaction, Informatica will transition from being a publicly traded company to a privately held business.

Why did the Board decide to enter into this agreement to be acquired?

•                  Our Board of Directors, with the assistance of advisors, carefully considered strategic alternatives and unanimously concluded that the sale of Informatica to the Permira funds and CPPIB is in the best interest of all Informatica stakeholders.

•                  With Permira and CPPIB as partners, we will be able to focus on accelerating the growth of our subscription product portfolio of Cloud, MDM, and Data Security solutions.

•                  Permira and CPPIB share both our vision for Informatica to power the data-ready enterprise.

In addition, this transaction delivers immediate and compelling value to our shareholders.

What is the advantage to being taken private by a private equity firm?

•                  With Permira and CPPIB as our partners, we will be able to focus on accelerating the growth of our subscription product portfolio of Cloud, MDM, and Data Security solutions.

•                  Together, we will work to accelerate the Company’s growth and continue our pursuit of four separate billion dollar opportunities- MDM , Big Data, Cloud Integration, and Data Security.

•                  We will benefit from not having to respond to the short term focus of the financial markets.

•                  This is an opportunity to focus on making the right long-term decisions for building and growing our business.

Does this announcement have an immediate effect on day-to-day operations at Informatica?

•                  The announcement has no immediate material effect on day-to-day operations and we expect it to be business as usual.

•                  We are still operating as a public company and the change to a private company will not occur until/if the deal closes.

How does this affect my unvested stock options and restricted stock unit awards?

•                  Stock Options: All stock options, whether vested or unvested, that are outstanding immediately before the closing of the transaction will be cashed out after the close.

•                  The value will be determined by multiplying the number of options by $48.75 minus the $exercise price. (($48.75- your exercise price) x (# of options))

•                  Any underwater options (ie with an exercise price above $48.75) will be cancelled without any payment.

•                  RSUs: All outstanding restricted stock units (RSUs) that would have vested within 18 months from the date of the closing of the transaction will vest at closing and be paid out in cash. The value will be determined by multiplying the number of RSUs by $48.75. For any remaining RSUs, the vesting period will be accelerated by 12 months i.e., RSUs that would have vested in 2018 will instead vest in 2017, subject to continued employment at Informatica. These will also be paid out in cash at $48.75 per share upon the applicable new vesting date.

•                  All cash payments will be paid without interest and are subject to applicable tax withholdings.

•                  Cash payments with respect to all options and any RSUs that vest at closing will be paid generally within 30 days.

•                  How does this affect the ESPP program and my participation?

•                  The current purchase period, which is scheduled to end July 31, 2015, will continue until the earlier of (a) July 31, 2015 or (b) the date of closing of the transaction, and accumulated payroll deductions of participants under the ESPP will be used to purchase shares on that date. The purchase price of these shares will be 85% of the fair market value price at either the beginning or ending of the purchase period, whichever is lower (as per the usual terms of the ESPP program).

•                  No new purchase periods will begin under the ESPP.

•                  As of April 6, 2015, you no longer will be permitted to increase your contribution rate under the ESPP for the current purchase period.

•                  The ESPP will be terminated upon the closing of the transaction.

What will happen to the corporate bonus?

•                  No change - the first half 2015 bonus will be measured and paid under the terms of the existing corporate bonus plan.

What will happen to the merit process?

•                  The ongoing merit process will continue as usual.

•                  Equity refresh grants will not happen.

I’ve just made a critical hire and I’m concerned this news will cause her/him pause from joining. What should I do?

•                  We encourage you to reach out to key hires you’ve recently made and assure them Informatica is a great place to work, with great customers, partners and a fantastic culture. You can also contact your recruitment partner or the HR team who can help you with messaging.

•                  We believe there are a lot of great opportunities ahead for us.

•                  Informatica will continue to be a great place to work and grow your career and we will continue to hire against our plans.

Is Informatica World still happening?

•                  Yes, Informatica World is a critical event for our customer and partner communities and will go on as planned.

Have decisions been made about Informatica product solutions moving forward?

•                  Informatica’s innovation roadmap still consists of our four billion-dollar opportunities: MDM, Big Data, Cloud Integration, and Data Security.  This has not changed.

•                  We do not expect any major changes to our strategy and we will continue to invest in areas that we see as opportunities for growth and to meet our customers’ needs.

•                  As per Permira in the press release, “We are very excited about the Company’s ongoing transition to cloud and subscription based services, as well as its continued pursuit of four separate billion dollar market opportunities in cloud integration, master data management, data integration for next generation analytics, and data security.”

How does this affect our customers?

•                  We are very excited about this transaction,

•                  We are very pleased to have found partners in Permira and CPPIB and are strongly positioned for an even brighter future.

•                  Our relationships with our customers are fundamentally important to Informatica, Permira and CPPIB, and we do not expect this transaction to impact the way we do business together.

•                  As per CPPIB in the press release, “We look forward to partnering with the Informatica team and the Permira funds to accelerate the Company’s growth and to support Informatica’s continued market leadership in product innovation.”

Who is Permira? Who is CPPIB?

•                  Permira is a leading international private equity firm, focused on investing in growth. The Permira funds, raised from pension funds and other institutions, make long-term investments in companies with the ambition of transforming their performance and driving sustainable growth.

•                  The Permira funds have a long track record of successfully investing in technology companies around the world. In fact, since 1997, over 33% of the Permira funds’ investments have been in the core sector of technology.

•                  CPPIB is a professional investment management organization that invests Canadian pension fund money in public equities, private equities, real estate, infrastructure and fixed income instruments, CPPIB is governed and managed independently of the Canada Pension Plan and at arm’s length from governments.

What is Permira and CPPIB’s plan for Informatica?

•                  Permira and CPPIB are very excited about the Company’s ongoing transition to cloud and subscription based services, as well as our continued pursuit of four separate billion dollar opportunities in MDM, Big Data, Cloud Integration, and Data Security.

•                  Importantly, Permira looks forward to working with our talented and dedicated employees and CPPIB to grow the business and achieve Informatica’s highest potential.

•                  Beyond that, it is very early in the process and there are many important decisions that will be made in the coming months.

•                  More information will be provided as we get closer to the completion of the transaction.

•                  For now, it business as usual at Informatica.

Will our name change?

•      No, we will remain Informatica, We have a great brand.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this FAQ, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Informatica may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval or the failure to satisfy the closing conditions. Factors that may affect the business or financial results of Informatica are described in the risk factors included in Informatica’s filings with the Securities and Exchange Commission (the “SEC”), including Informatica’s 2014 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. Informatica expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information and Where to Find It

In connection with the proposed transaction, Informatica will file with the SEC and furnish to Informatica’s stockholders a proxy statement. Stockholders are urged to read the proxy statement when it becomes available because it will contain important information about the proposed transaction. Investors and security holders may obtain a free copy of documents filed by Informatica with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of Informatica’s filings with the SEC from Informatica’s website at http://investor.informatica.com/financial-info/sec-filings/default.aspx or by directing a request to: Informatica Corporation, 2100 Seaport Blvd, Redwood City, CA, 94063, Attn: Investor Relations, (650) 385-5261.

Informatica and certain of its directors, executive officers and affiliates may be deemed to be participants in the solicitation of proxies from stockholders of Informatica in favor of the proposed merger. Information about the directors and executive officers of Informatica is set forth in the proxy statement for Informatica’s 2014 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2014. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement Informatica will file with the SEC.

The following is a list of frequently asked questions for Informatica’s customers:

Transaction FAQ for Customers

How does this affect Informatica customers?

•                  We are very excited about this transaction,

•                  We are very pleased to have found partners in Permira and CPPIB and are strongly positioned for an even brighter future.

•                  Our relationships with our customers are fundamentally important to us, and we do not expect this transaction to impact the way we do business together.

•                  It is business as usual at Informatica.

•                  As per CPPIB in the press release, “We look forward to partnering with the Informatica team and the Permira funds to accelerate the Company’s growth and to support Informatica’s continued market leadership in product innovation.”

•                  Please see the customer letter on the Informatica website.

Will my Informatica support offering stay the same?

•                  There are no plans at this time to change anything in regards to Informatica support.

Will my sales rep/account team stay the same?

•                  There are no plans at this time to change anything in regards to Informatica rep or account assignments.

•                  We are committed to supporting our valued customers in the best way possible with leading sales reps and sales consultants.

What is the long term viability of Informatica?

•                  With today’s announcement, Informatica is strongly positioned for an even brighter future. On completion of the transaction, we will have new world-class partners with unparalleled global experience.

•                  Importantly, our vision, strategy, and plans remain unchanged. Our vision is to power the data-ready enterprise.

•                  Our three-pronged growth strategy is: 1) to expand across all major geographic regions, 2) to grow across all customer data initiatives, and 3) to advance technology leadership in all things data.

•                  Our go-to-market plans remain the same with five compelling solutions: total customer relationship, next generation analytics, cloud modernization, application consolidation, and data governance.

•                  Finally, our innovation roadmap still consists of our four billion-dollar opportunities: MDM, Big Data, Cloud Integration, and Data Security

Have decisions been made about Informatica product solutions moving forward?

•                  Informatica’s  innovation roadmap still consists of our four billion-dollar opportunities: MDM, Big Data, Cloud Integration, and Data Security.  This has not changed.

•                  We do not expect any major changes to our strategy and we will continue to invest in areas that we see as opportunities for growth and to meet our customers’ needs.

•                  As per Permira in the press release, “We are very excited about the Company’s ongoing transition to cloud and subscription based services, as well as its continued pursuit of four separate billion dollar market opportunities in cloud integration, master data management, data integration for next generation analytics, and data security.”

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed transaction and all other statements in this FAQ, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. Informatica may not be able to complete the proposed transaction on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval or the failure to satisfy the closing conditions. Factors that may affect the business or financial results of Informatica are described in the risk factors included in Informatica’s filings with the Securities and Exchange Commission (the “SEC”), including Informatica’s 2014 Annual Report on Form 10-K and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. Informatica expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information and Where to Find It

In connection with the proposed transaction, Informatica will file with the SEC and furnish to Informatica’s stockholders a proxy statement. Stockholders are urged to read the proxy statement when it becomes available because it will contain important information about the proposed transaction. Investors and security holders may obtain a free copy of documents filed by Informatica with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and security holders may obtain a free copy of Informatica’s filings with the SEC from Informatica’s website at http://investor.informatica.com/financial-info/sec-filings/default.aspx or by directing a request to: Informatica Corporation, 2100 Seaport Blvd, Redwood City, CA, 94063, Attn: Investor Relations, (650) 385-5261.

Informatica and certain of its directors, executive officers and affiliates may be deemed to be participants in the solicitation of proxies from stockholders of Informatica in favor of the proposed merger. Information about the directors and executive officers of Informatica is set forth in the proxy statement for Informatica’s 2014 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 8, 2014. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement Informatica will file with the SEC.